STI CLASSIC FUNDS


                    Supplement dated January 17, 2002 to the
Mid Cap Value Equity, Strategic Income and Vantage Funds Trust Shares Prospectus
              dated November 30, 2001, and any supplements thereto


THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE PROSPECTUS AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS.

Under the heading "FUND FEES AND EXPENSES" on page 8 of the Trust Shares Prospectus under the first chart, the following disclosure is inserted:

A redemption fee will no longer be imposed on the sale of Vantage Fund Trust shares sold within one year of the date of purchase. This removal of a redemption fee applies to all Vantage Fund Trust shares purchased prior to, on, or after January 17, 2002.



               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.








                                                                 STI-SU-005-0100

VIA EDGAR

Securities and Exchange Commission
450 Fifth Street, NW
Judiciary Plaza
Washington, DC  20549

Re:   STI Classic Funds (File Nos. 33-045671 and 811-06557)
      FILING PURSUANT TO RULE 497(E)

Ladies and Gentlemen:

On behalf of our client, STI Classic Funds (the "Trust"), we are filing, pursuant to Rule 497(e) under the Securities Act of 1933 (the "Securities Act"), a supplement dated January 17, 2002 to the Mid Cap Value Equity, Strategic Income and Vantage Funds Trust Shares Prospectus dated November 30, 2001. The supplement is being filed to reflect new information regarding "Fund Fees and Expenses."


If you have any questions regarding these materials, please do not hesitate to contact the undersigned at (202) 467-7808 or Kathleen M. Macpeak at (202) 467-7957.

Sincerely,


/s/ Sarah T. Swain
Sarah T. Swain
Investment Management Analyst